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                                                                   Exhibit 10.50
                                 PROMISSORY NOTE
                                January 28, 2005

Jersey City, New Jersey                                                 $565,000

FOR VALUE RECEIVED, the undersigned, CIRTRAN CORP., a Nevada corporation (the "Company"), promises to pay CORNELL CAPITAL PARTNERS, LP the "Lender") at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 or other address as the Lender shall specify in writing, the principal sum of Five Hundred Sixty Five Thousand Dollars ($565,000) and interest at the annual rate of seven and one half percent (7.5%) on the unpaid balance pursuant to the following terms:

1. Principal and Interest. For value received, the Company hereby promises to pay to the order of the Lender on the date eighteen months from the date hereof in lawful money of the United States of America and in immediately available funds the principal sum of Five Hundred Sixty-Five Thousand Dollars ($565,000), together with interest on the unpaid principal of this Debenture at the rate of seven and one half percent (7.5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Promissory Note (the "Note") until paid plus a nine percent premium.

2. Monthly Payments of the Note. The Company shall make monthly payments of interest only on the outstanding principal balance of the Note, the first of which shall be due and payable on the date one month from the date hereof, and with payments being due and payable each succeeding month thereafter for a total of 6 months. Beginning on the date seven (7) months from the date hereof, the Company shall make monthly prepayments of the outstanding principal of the Note in six (6) equal principal payments of Ninety-Four Thousand One Hundred Sixty-Six Dollars and Sixty-Seven Cents ($94,166.67), plus interest accrued on the outstanding principal amount on the date of tech payment, and a premium of nine percent of the principal amount as set forth in Section 3, with the first such payment being due and payable on the date seven (7) months from the date hereof and with payments being due and payable on the first trading day of each succeeding month thereafter until all principal and interest has been paid. All payment amounts shall be first applied to interest and the balance to principal.

3. Fee and Expenses. The Company shall pay to the Lender a fee equal to seven and one half percent (7.5%) of the principal amount as well a fee equal to Five Thousand Dollars ($5,000) to Yorkville Advisors Management, LLC.

4. Right of Prepayment. Notwithstanding the payments pursuant to Section 2, the Company at its option shall have the right to prepay, with three (3) business days advance written notice, a portion or all outstanding principal of the Note.

5. Waiver and  Consent.  To the fullest  extent  permitted  by law and except as



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otherwise  provided  herein,  the Company waives demand,  presentment,  protest, notice of dishonor suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

6. Costs, Indemnities and Expenses. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings, The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

7. Event of Default. An "Event of Default" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the interest, outstanding principal balance. plus accrued interest, or any prepayment premium pursuant to this Note within fifteen (15) days of the date due as prescribed herein; (ii) failure by the Company for twenty (20) days after notice to it to satisfy any of its other obligations or requirements or comply with any Of its other agreements under this Note; (iii) any proceedings under any bankruptcy laws of the United States of America or under any insolvency, not disclosed to the Lender, reorganization, receivership, readjustment of debt, dissolution, liquidation or any similar } aw or statute of any jurisdiction now or hereinafter in effect (whether in law or at equity) is filed by or against the Company or for all or any part of its property; or (iv) a breach by the Company of its obligations under the Promissory Note Purchase Agreement, Security Agreement, Pledge Agreement, Escrow Agreement, Irrevocable Transfer Agent Instructions or any other related agreements hereunder between the Company and the cinder of even date herewith which is not cured by the Company within ten (10) days after receipt of written notice thereof Upon an Event of Default (as defined above), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Lender, and the Lender shall be entitled to seek and institute any and all remedies available to it. Upon an Event of Default, the Lender shall, in addition to any other remedy, the Lender may, notwithstanding any limitations contained in this Note and/or the Note Purchase Agreement dated the date hereof in its sole discretion, accelerate full repayment of the Note and therefore have the right to convert the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note into restricted shares of the Company's common stock, par value $0.001, (the "Common Stock") to be issued as outlined in the Irrevocable Transfer Agent Instructions dated the date hereof, at the lower of (a) one hundred twenty percent (120%) of the closing bid price of the Common Stock as of the date hereof, or (b) eighty percent (80%) of the average of the three (3) lowest closing bid prices of the Common Stock for the thirty (30) days prior to the date of conversion. (the "Conversion Shares").

8. Reservation of Shares As outlined Section 6 herein and. more fully in the Irrevocable Transfer Agent Instructions the Company shall have reserved with its


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transfer  agent  such  number  of  shares  necessary  in  cinder  to  effectuate conversions of this Note in an Even of Default. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares of the Company shall call and hold a special meeting of the shareholders within sixty (60) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its, shares in favor of increasing the number of authorized shares of Common Steak.

9. Maximum Interest Rate. In no event shall any agreed to or actual interest charged, reserved or taken by the Lender as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Lender's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

10. Secured Nature of the Note. This Note is secured by the Pledged Property as defined in the Security Agreement between the Company and the Lender of even date herewith, and the Pledged Shares as defined in the Pledge Agreement among the Company, the Lender, and David Gonzalez, Esq. of even date herewith.

11. Issuance of Capital Stock. With the exception of any shares of common stock issued pursuant to the Standby Equity Distribution Agreement between the Lender and the Company, So long as any portion of this Note is outstanding, the Company shall not, without the prior written consent of the Lender, (i) issue or sell shares of common stock or preferred stock without consideration or for a consideration per share less than the bid price of the common stock determined immediately prior to its issuance, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire common stock without consideration or for a consideration less than such common stock's bid price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8.

12. Cancellation of Note. Upon the repayment by the Company of all of its obligations hereunder to the Lender, including, without limitation, the principal amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in fall. Except as otherwise required by law or by the provisions of this Note, payments received by the Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction


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of the outstanding principal balance of this Note.

13. Severability. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in fill force and effect.

14. Amendment and Waiver. This Note may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

15. Successors. Except as otherwise provided herein, this Note shall bind and. inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

16. Assignment. This Note shall not be directly or indirectly assignable or delegable by the Company. The Lender may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

17. No Strict Construction. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

18. Further Assurances. Each party hereto will execute. all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

19. Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


         If to Company:                 CirTran Corp.
                                        4125 S. 6000
                                        West West Valley City, UT
                                        Attention:  Iehab J. Hawatmeh
                                        Telephone:  (801) 963-5112
                                        Facsimile:  (801) 963-8823


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         Copy to:                       Durham, Jones & Pinegar
                                        111 East Broadway Suite 900
                                        Salt Lake City. UT 84111
                                        Attention:  C. Parkinson Lloyd, Esq.
                                        Telephone: (801) 415-3000
                                        Facsimile:  (801) 415-3500

         If to Lender:                  Cornell Capital Partners, L.P.
                                        101 Hudson Street, Suite 3700
                                        Jersey City, NJ 07302

         Copy to:                       David Gonzalez, Esq.
                                        101 Hudson Street- Suite 3700
                                        Jersey City, NJ 07302
                                        Telephone:
                                        (201) 985-8300
                                        Facsimile:
                                        (201) 985-8266

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

20. Remedies, Other Obligations, Breaches and Injunctive Relief. The Lender's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Lender under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Lender contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Lender's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. No remedy conferred under this Note upon the Lender is intended to be exclusive of any other remedy available to the Lender, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Lender of any right, power or remedy hereunder shall preclude any other or further exercise thereof The failure of the Lender to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof, Every right and remedy of the Lender under any document executed in connection with this transaction may be exercised from time to time and as often as may be deemed expedient by the Lender, The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any


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breach, and specific  performance without the necessity of showing economic loss and without any bond or other security being required.

21. Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Court of the State of New Jersey sitting in Hudson County, New Jersey and the United States Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby of discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

22. No Inconsistent Agreements. None of the parties hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the parties in this Note.

23. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

24. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

23.Entire Agreement. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.


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IN WITNESS  WHEREOF,  this  Promissory Note is executed by the undersigned as of the date hereof.

                                    CORNELL CAPITAL PARTNERS, LP

                                    By: Yorkville Advisors, LLC
                                    Its: General Partner

                                    By: /s/ Mark Angelo
                                        --------------------------
                                    Name:   Mark Angelo
                                    Its:    Portfolio Manager


                                    CIRTRAN CORP.

                                    By: /s/ Iehab J. Hawatmeh
                                        --------------------------
                                    Name:   Iehab J. Hawatmeh
                                    Title:  President & Chief Executive Officer

















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